SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary proxy statement              [ ] Confidential, for use of the
[X] Definitive proxy statement                   Commission only (as permitted
[ ] Definitive additional materials              by Rule 14a-6(e)(2))
[ ] Soliciting material pursuant to
     Sec. 240.14a-11(c) or Sec. 240.14a-12

                              ENERGY RESERVE, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------
    (2)  Aggregate number of securities to which transactions applies:

        -----------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------
    (5)  Total fee paid:

        -----------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3)  Filing party:

         -----------------------------------------------------------------------
     (4) Date filed:

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
                              ENERGY RESERVE, INC.
                           100 W. Clarendon, Suite 450
                             Phoenix, Arizona 85013
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 15, 1997

To the Shareholders of Energy Reserve, Inc.:

     The annual meeting of the shareholders of Energy Reserve, Inc., an Arizona corporation (the "Company") will be held at the Lexington Hotel, McDowell Room, 100 W. Clarendon, Phoenix, Arizona, 85013 on Saturday, November 15, 1997 at 1:30 P.M. MST for the following purposes.

     1) To elect five Directors to the Board of Directors for a one year term in accordance with the Articles of Incorporation;

     2) To consider and act upon a proposal to ratify the selection of Bedinger & Company as the Company's independent public accountants for the fiscal year ending April 30, 1998; and

     3) To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on October 15, 1997, ( the "Record Date"), are entitled to vote at the meeting and at any adjournments or postponements thereof. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of shareholders entitled to vote at the meeting will be available for inspection at the Company's corporate headquarters for any purpose germane to the meeting during ordinary business hours for ten
(10) days prior to the meeting.

     A copy of the Company's 1997 Annual Report, which includes audited financial statements, is enclosed. Management and the Board of Directors cordially invite you to attend the annual meeting. Your attention is directed to the attached Proxy Statement for a discussion of the foregoing proposals and the reasons why the Board of Directors encourages you to vote FOR approval of such proposals.

                                             By order of the Board of Directors,

                                             /s/ Alfred P. Sprenger
                                             -----------------------------------
                                             Alfred P. Sprenger
                                             Chairman, CEO

Phoenix, Arizona
November 4, 1997


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IMPORTANT:  IT IS  IMPORTANT  THAT YOUR  SHAREHOLDINGS  BE  REPRESENTED  AT THIS
MEETING. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.
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
             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS

                               ENERGY RESERVE INC.
                           100 W. Clarendon, Suite 450
                             Phoenix, Arizona 85013
--------------------------------------------------------------------------------

    The accompanying proxy is solicited by the Board of Directors of Energy Reserve, Inc., an Arizona corporation, (the "Company") for use at its 1997 Annual Meeting of shareholders to be held on November 15, 1997 or any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about November 3, 1997.

                       SOLICITATION AND VOTING OF PROXIES

    The cost of soliciting proxies, including the cost of preparing and mailing the Notice and Proxy Statement, will be paid by the Company. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. Proxies may be solicited by officers and directors of the Company personally or by telephone or facsimile, but at no additional compensation. The Company may reimburse brokers, bankers, and others holding shares in their names for the benefit of others for the cost of forwarding proxy material and obtaining proxies from their beneficial owners.

    Only shareholders of record at the close of business on October 15,1997, (the "Record Date") may vote at the meeting or any adjournments or postponements thereof. As of the Record Date, there were 18,792,634 issued and outstanding shares of no par value Class A Common Stock of the Company entitled to vote. Each shareholder of record is entitled to vote one vote for each share of the Class A Common Stock registered in his, her, or its name.

    At the Annual meeting of shareholders, five (5) directors are to be elected to serve a term of one year or until their respective successors are elected and qualified. Each shareholder present at the Annual Meeting, either in person or by proxy, will have an aggregate number of votes n the election of directors equal to five (the number of persons nominated for election as directors) multiplied by the number of shares of Class A Common Stock of the Company held by each such shareholder on the Record Date. The resulting aggregate number of votes may be cast by the shareholder for the election of any single nominee, or the shareholder may distribute such votes among any number or all of the nominees. The five nominees receiving the highest number of votes will be elected to the Board of Directors.

    A majority of the votes cast by the holders of the Class A Common Stock is required in order to approve the proposal to ratify the selection of the Company's independent public accountants submitted to the stockholders for their approval at the Annual Meeting.

    Should they wish to vote at the meeting by proxy, holders of record should complete and return the enclosed proxy card.

    The Company's Bylaws provide that one-third of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes withheld from any proposal or director nominee are counted for purposes of determining the presence of a quorum, but have no legal effect under Arizona law. Abstentions and broker non-votes will also be included in the determination of the number of shares represented for a quorum. For purposes of determining whether the requisite amount of shares have been cast in favor of a proposal, "Abstentions" will have the same effect as a vote against the proposal. However, broker non-votes will not be counted for purposes of voting on proposals. The Company shall in advance of the meeting, appoint one or more Inspectors of Election to count all proxies, votes and ballots at the meeting and make a written report thereof.

    The Board of Directors does not know of any matters other than the election of Directors and ratification of the appointment of the Company's independent accountants that are expected to be presented for consideration at the meeting. However, if other matters properly come before the meeting, the person named in the accompanying proxy intends to vote thereon in accordance with his judgment.

    All valid proxies received before the meeting and not revoked will be exercised. All shares represented by proxy will be voted, and where a shareholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If no choice is indicated on the proxy, the shares will be voted in accordance with the recommendations of the Board of Directors as to such matters. Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the meeting and voting in person (attendance at the meeting will not in and of itself constitute revocation of a proxy).

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company or written representations that no Forms 5 were required, the Company believes that during the year ended April 30, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were timely complied with.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table sets forth, as of October 15, 1997, the number and percentage of outstanding shares of the Company's Class A Common Stock, by (i) each stockholder known by the Company to own beneficially five percent or more of the outstanding Class A Common Stock of the Company, (ii) each director,
(iii) each person named in the Executive Compensation Table and (iv) all executive officers and directors of the Company as a group.

    Name and address
 of Beneficial Owner(1)              Number of Shares    Percent Owned
 ----------------------              ----------------    -------------
  Alfred P. Sprenger                       895,800 (2)       4.5%
  James L. Cox                           4,587,000 (2)      23.3%
  David K. Caskey                            2,000             *
  George M. Pigott                         100,000 (2)         *
  Robert W. Dupree                         704,000           3.5%
  Perfection Foods for the
  Hungry, Inc.(3)                        1,011,460           5.1%
  All executive officers and
  directors as a group (3) persons       5,484,800          27.6%

* Less than one percent

1. Except as otherwise noted, each of the parties listed above has sole voting and investment power over the securities listed. The address for all directors and Mr. Dupree is care of Energy Reserve, Inc., 100 W. Clarendon, Suite 450, Phoenix, Az 85013.

2. Reference is made to the caption "Certain Transactions" elsewhere n this Proxy Statement pertaining to the shareholdings of Messrs, Sprenger, Pigott, and Cox.

3. The address for Perfection Foods for the Hungry is 100 W. Clarendon Avenue, Suite 450, Phoenix, Arizona 85013.

                       PROPOSAL NO. 1- BOARD OF DIRECTORS

GENERAL INFORMATION

    At the meeting, directors will be elected to serve a term of one year and until the election and qualification of their respective successor. Alfred P. Sprenger has served as Director of the Company since its inception and is standing for reelection. Dr. James L. Cox has served as a Director of the Company since August 1, 1995 and is standing for reelection.

    The nominees receiving the greatest number of votes cast at the annual meeting of shareholders will be elected to the Board of Directors. The Board of Directors has nominated the following for election and/or reelection to the Board; Alfred P. Sprenger, Dr. James L. Cox, David K. Caskey, Michael E. Fonzo, and Dr. George M. Pigott.

    If any nominee should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available. The information concerning the nominees and their share holdings in the Company has been furnished by them to the Company.

INFORMATION CONCERNING DIRECTORS, NOMINEES, AND OFFICERS

            Name           Age                Position
            ----           ---                --------
     Alfred P.  Sprenger   69     Chairman of the Board, Chief Executive Officer
     James L.  Cox         52     President, Chief Operating Officer & Director
     David  K.  Caskey     35     Secretary, Treasurer & Director-Nominee
     Michael E.  Fonzo     58     Director-Nominee
     George M.  Pigott     63     Director-Nominee

    Alfred P. Sprenger has been a Director of the Company since its inception. Mr. Sprenger has served as Chairman of the Board and Chief Executive Officer of the Company since 1969. Mr. Sprenger also served as President of the Company from 1969 to 1995. Mr. Sprenger is a founder of the Company and has developed and guided the execution of the Company's business strategies, including the acquisition of its subsidiary corporation Twin Chart, Inc., dba Cox Recorders. He served in identical capacities in the two affiliated real estate investment corporations, Progressive Investment Corporation (PIC) and PIC Research and Development (PIC R&D) until December 1983 and now serves as the trustee of the Liquidation Trusts for PIC and PIC R&D.

    Dr. James Cox has been an officer and Director of the Company since August 1, 1995. He has served in the capacity of President and Chief Operating Officer from that date to the present. He has served in identical capacities in the Company's two subsidiary corporations, Twin-Chart, Inc., and Transit Services, Inc., since 1986 and from 1977 to 1986, he served as Sales Manager and Executive Vice President of Transit Services, Inc. He holds a Ph.D. from Stanford University and has held various teaching and research positions with Duke University, Stanford Research Institute and University of California, Santa Barbara.

    Mr. David K. Caskey was selected Secretary/Treasurer of the Company in September 1996 to replace Mr. Roger Sherer. Mr. Caskey has served as Secretary-Treasurer in the Company's two subsidiary corporations. Twin-Chart, Inc., and Transit Services, Inc., since 1990. He holds a B.A. degree from Long Beach State University and has been with the subsidiary corporations since 1987.

    Mr. Fonzo has been Vice-President of AMS Industrial, Inc. since 1986, a firm engaged in engineering solutions for coal-fired power plants, coal mines, and seminars to engineering companies. He holds a Master of Science degree from Catholic University, Chile and has held a teaching position with the University of the North, Chile. He has been a Sales and Marketing manager and consultant to several companies in the petrochemical field. From 1991 to 1993 he represented Cox Recorders in selected countries.

    Dr. Pigott is Professor of Food Engineering and Director, Institute for Food Science and Technology, School of Fisheries, College of Ocean and Fishery Sciences, University of Washington. He has held these positions since approximately 1985. He is the author of many papers presented at symposiums around the world and is a lecturer at several universities in the United States. For years, Dr. Pigott has been involved in research and development activities for the processing, preservation and packaging of aquatic products presented to the customer.

MEETINGS OF THE BOARD OF  DIRECTORS

    The Board of Directors held 7 meetings, including telephonic meetings, during the fiscal year ended April 30, 1997. Each of the Directors attended all of the meetings of the Board of Directors.

    There are no standing committees of the Board.

DIRECTORS' COMPENSATION

    During the year end April 30, 1997, the two Directors were not compensated for their services on the Board of Directors.

    All Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attendance at Board meetings. Directors who are employees of the Company do not receive compensation for service on the Board other than their compensation as employees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During the fiscal year ended April 30, 1997, Alfred Sprenger, James L. Cox, and Robert Dupree participated in deliberations of the Board concerning executive officer compensation.

           PROPOSAL NO. 2- SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has appointed the independent public accounting firm of Bedinger & Company to audit the Company's financial statements for the year ending April 30, 1998. Although it is not required to do so, the Board of Directors has submitted the selection of Bedinger & Company to the shareholders for ratification. Unless a contrary choice is specified, proxies will be voted for ratification of the selection of Bedinger & Company. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE RATIFICATION OF ITS SELECTION OF BEDINGER & COMPANY AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 30, 1998.

EXECUTIVE COMPENSATION

    The following table sets forth the compensation paid or accrued by the Company for the services rendered during each of the fiscal years ended April 30, 1997, 1996, and 1995 by the Company's executive officers or any employee who earned in excess of $100,000 during the last fiscal year (collectively, the "Named Officers")

                           SUMMARY COMPENSATION TABLE
                           --------------------------
                                                            Total Annual
      Name           Year      Salary ($)     Bonus ($)    Compensation ($)
      ----           ----      ----------     ---------    ----------------
Alfred P. Sprenger   1997          -0- (1)        -0- (1)          -0- (1)
                     1996          -0- (1)        -0- (1)          -0- (1)
                     1995       96,000            -0-           96,000

James L. Cox         1997      100,000          4,725           114,725
                     1996      100,000          1,715           108,715
                     1995      100,000          1,500           101,500

David K. Caskey      1997       62,000          3,000            65,000
                     1996       56,000          1,500            57,500
                     1995       51,000          1,500            52,500

Robert W. Dupree     1997          -0- (1)        -0- (1)           -0- (1)
                     1996          -0- (1)        -0- (1)           -0- (1)
                     1995       70,000            -0-            70,000


NOTE:THE  COMPANY  DID NOT PAY OR ACCURE  ANY  LONG-TERM  COMPENSATION  OR OTHER
     COMPENSATION TO ANY OF THE ABOVE INDIVIDUALS FOR THE YEARS LISTED.

(1)  See "Certain Transactions"

OPTION GRANTS IN LAST FISCAL YEAR

    During the fiscal year ended April 30, 1997, no stock options were granted to any executive officer of the Company.

EMPLOYMENT AGREEMENTS

    Two Executive Officers, Messrs, Cox, and Caskey, have employment agreements (Agreements) with the Company's subsidary,Transit Services, Inc. which extend to December 1, 1997. The Agreements which were entered into as of December 1, 1992 provide for a "Base Pay" compensation established upon the commencement date of the Agreements adjusted annually by the cost of living Index produced monthly by the U.S. Bureau of Labor Statistics. Compensation in excess of the Base Pay is only granted by action of the Board of Directors of the subsidiary. The Agreements may be terminated upon mutual consent by the Company and the employee by the execution of a Covenant by the employee against taking employment with any existing company or firm which conducts business in the sales or lease of temperature recorders. . In the event of termination by the Company without cause, the Company would be required to pay the Officers their respective salaries for the term of the agreement, which would amount to approximately $115,000 and $53,000, respectively, on an annualized basis.

                              CERTAIN TRANSACTIONS

    1. In March 1992, the Company filed a complaint with the California Public Utilities Commission (CPUC) against Pacific Gas & Electric Company for bad faith in certain matters pertaining to the termination of a Power Purchase Agreement between the parties and seeking continuation of the Agreement. The complaint was heard in October 1993 by the CPUC. No decision has been entered by the CPUC as of this date, however, in June, 1997, the Company and PG&E reached a settlement agreement of the complaint, which settlement is subject to approval by the CPUC. Compensation to Messrs. Sprenger and Dupree for the fiscal years ended April 30, 1996 and 1997 was deferred and, by agreement between theCompany and the respective individuals, is payable only from funds received from the PG &E above referenced settlement agreement. The aggregate amounts so deferred are $250,000 each to Mr. Sprenger and Mr. Dupree. As of April 30, 1997, the Company owed $128,333.33 to Mr. Dupree as accured, but unpaid compensation.

    2. In October 1984, the Company and the then President, Alfred P. Sprenger, and his wife Dorothy V. Sprenger, (the Sprengers), entered into an agreement (the "Agreement") for the issuance to the Sprengers of 2,000,000 shares of the Company's Class A common stock at a price of $1.00 per share. The Sprengers purchased the shares with a 6% promissory note in an initial principal amount of $2,000,000 payable to the Company on or before December 31, 1991.

    In December 1991, the Company reviewed the status of the arrangement with Mr. Sprenger in the context of evaluation of prior and subsequent stock issuance's for employee options and settlement of liabilities. Accordingly, the stock price for this agreement was adjusted to $.625 per share. This action resulted in a decrease of $750,000 in the amount of the original agreement. The maturity date of the promissory note has been extended to December 31, 2000.

    In December 1992, Mr. Sprenger assigned his interest in 1,950,000 of those investment shares to a non profit organization. From December 1991 to April 30, 1995, a total of $728,321 was credited to the common stock promissory note by application of $598,000 in accrued salary compensation from 1988 to date and a $130,321 debt due Mr. Sprenger. At April 30, 1997, the unpaid balance of the promissory note was $521,679, which is secured by 1) 870,800 shares of the issued common stock and 2) further collateralized by mortgages on real estate. At April 30, 1997, a total of 1,079,200 shares of the 1,950,000 shares of Company stock assigned by Mr. Sprenger had been transferred to the non profit organization.

    3. In October 1992, the Company entered into an agreement with Dr. Pigott for the sale of 100,000 shares of the Company's stock at a per share price of $1.00 in exchange for a promissory note in the sum of $100,000 secured by the issued shares. Dr. Pigott has paid a total of $10,500 on the promissory note to date. The balance due of $89,500 is secured by 89,500 of the issued shares.

    4. In October 1994, the Company acquired Twin Chart, Inc. (together with its wholly owned subsidiary Transit Service, Inc. dba Cox Recorders) from James L. Cox in exchange for 4,587,000 shares of the Company's common stock and 5,000,000 warrants to purchase the Company's stock at an initial price of $5.00 per share. The price per share increases at a rate of $.50 per share per year for five years following the initial year, then at a rate of $1.00 per share per year for the second five years and finally at a rate of $2.00 per share per year for the final three year period. The current purchase price is $6.50 per share.

                         COMPARISON OF STOCK PERFORMANCE

    The following graph assumes that $100 was invested on October 1, 1992 in each of the following: the Company's Common Stock; Berry Petroleum Company's Common Stock; and the NASDAQ Composite Index.

                          TOTAL RETURNS TO STOCKHOLDERS
                       (Assume $100 Investment on 9/30/92)

                    Company   NASDAQ Composite   Berry Petroleum
                    -------   ----------------   ---------------
          9/30/92    $100         $100                $100
          9/30/93      84          145                 108
          9/30/94      42          145                  76
          9/30/95      84          198                  87
          9/30/96      84          233                 108
          9/30/97     133          304                 127

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has appointed Bedinger & Company to audit the financial statements of the Company for the fiscal year ended April 30, 1998. Representatives of Bedinger & Company are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

    Any shareholder proposals intended to be presented at the Company's 1998 Annual shareholders' meeting, must be received by the Company no later than July 5, 1998, to be evaluated by the Board for inclusion in the proxy statement for that meeting.

                                 OTHER BUSINESS

    The Board of Directors is not aware of any other business to be considered or acted upon at the annual meeting of shareholders other than that for which notice is provided, but in the event other business is properly presented at the meeting, requiring a vote of shareholders, the proxy will be voted in accordance with the judgment on such matters of the person or persons acting as proxy. If any matter not appropriate for action at the meeting should be presented, the holders of the proxies shall vote against the consideration thereof or action thereon.

                               1997 ANNUAL REPORT

    Copies of the Company's 1997 Annual Report for the fiscal year ended April 30, 1997, as filed with the Securities and Exchange Commission have been included in this mailing. Additional copies of the Company's annual report on Form 10K may be obtained without charge by any shareholder to whom this proxy statement is delivered upon written request to Investor Relations, Energy Reserve Inc., 100 W. Clarendon Avenue, Suite 450, Phoenix, Arizona 85013.

                                             By order of the Board of Directors;

                                             /s/ Alfred P.  Sprenger
                                             -----------------------------------
                                             Alfred P.  Sprenger
                                             Chairman, CEO

                              [FRONT OF PROXY CARD]

                                      PROXY
     ENERGY RESERVE INC. 100 W. CLARENDON, SUITE 450 PHOENIX, ARIZONA 85013

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James L. Cox, as attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Stockholders of Energy Reserve Inc., to be held on November 15, 1997, at 1:30p.m., M.S.T. at the Lexington Hotel, 100 W. Clarendon, Phoenix, Arizona, and any adjournments or postponements thereof, and thereat to vote all shares of Class A Common Stock which the undersigned would be entitled to cast if personally present at the location indicated herein:

                  PLEASE MARK YOUR CHOICES IN BLUE OR BLACK INK

The Board of Directors recommends a vote for each of the proposals listed below:

(1) Proposal  No. 1, Election of  Directors:
    [ ] Vote for all nominees listed below (except as marked to the contrary)

          Alfred P. Sprenger       Dr. James L. Cox         David K. Caskey
          Michael E. Fonzo         Dr. George M.Pigott

    [ ] Withhold Authority to Vote for all nominees listed above
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write that nominee's name in the space provided here:________________________________________________________________

The undersigned agrees that the proxy holder is authourized to cumulate votes in the election of directors and to vote for less than all of the nominees. (2) Proposal No. 2, ratify the selection of Bedinger & Company as independent accountants for the Company for the fiscal year ending April 30, 1998.
                    [ ] FOR    [ ] AGAINST     [ ] ABSTAIN
In his/her discretion, the proxy is authorized to vote on such other business as may properly be brought before the meeting or any adjournment or postponement thereof.
                   (Please date and sign on the reverse side)

                             [REVERSE OF PROXY CARD]
(Continued from other side)

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTION IS GIVEN, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR AND "FOR" THE RATIFICATION OF THE SELECTION OF BEDINGER & COMPANY, INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDED APRIL 30,
1998. THIS PROXY ALSO DELEGATES AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Form 10-K of Energy Reserve, Inc.

PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED REPLY ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


  --------------------------------      --------------------------------------
  Print Name                            Signature

  --------------------------------      --------------------------------------
  Print Name                            Signature
                                        Dated:                     1997
                                              ---------------------

                                        (when signing as an attorney,  executor,
                                        administrator,   trustee  or   guardian,
                                        please   give   title   as   such.    If
                                        stockholder is a corporation please sign
                                        in  full   corporate   name  by  a  duly
                                        authorized officer or offices. Where stock is issued in the name of two or more persons, all such persons should sign.)